As filed with the Securities and Exchange Commission on July 28, 2004

Registration No. 333-117443

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1
to
FORM S-3

REGISTRATION STATEMENT
Under
THE SECURITIES ACT OF 1933

AVANEX CORPORATION

(Exact name of Registrant as specified in its charters)

Delaware	94-3285348
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

40919 Encyclopedia Circle
Fremont, California 94538
(510) 897-4188
(Address, including zip code, and telephone number, including area code, of
Registrants’ principal executive offices)

Walter Alessandrini
President and Chief Executive Officer
40919 Encyclopedia Circle
Fremont, California 94538
(510) 897-4188

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
Mark A. Bertelsen, Esq.
Burke F. Norton, Esq.
Michael A. Occhiolini, Esq.
Wilson Sonsini Goodrich & Rosati
Professional Corporation
650 Page Mill Road
Palo Alto, CA 94304
(650) 493-9300

Approximate date of commencement of proposed sale to the public:

From time to time, after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.☑

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.☐

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

The sole purpose of this Amendment No. 1 to Registration Statement on Form S-3 (No. 333-117443) is to amend and restate Part II, Item 16, Exhibits, and to file Exhibit 5.1. No other changes have been made to the Registration Statement on Form S-3.

1

Part II

Information Not Required in the Prospectus

Item 16. Exhibits

     The following exhibits are filed herewith or incorporated by reference herein:

Exhibit
Number	Exhibit Title
1.1	Form of Underwriting Agreement.*
3.1	Amended and Restated Certificate of Incorporation. (1)
3.2	Amended and Restated Bylaws. (2)
4.1	Form of Senior Indenture.**
4.2	Form of Subordinated Indenture.**
4.3	Form of Senior Debt Security (included in Exhibit 4.1).**
4.4	Form of Subordinated Debt Security (included in Exhibit 4.2).**
4.5	Form of Certificate of Designation.*
4.6	Form of Preferred Stock Certificate.*
4.7	Form of Deposit Agreement.*
4.8	Form of Depositary Receipt (included in Exhibit 4.7).*
4.9	Form of Warrant Agreement.*
4.10	Form of Warrant Certificate.*
5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.
12.1	Computation of Ratio of Earnings to Fixed Charges.**
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.**
23.2	Consent of Deloitte Touche Tohmatsu, independent auditors.**
23.3	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.**
23.4	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.1).
24.1	Power of Attorney of certain directors and officers of Avanex Corporation.**
25.1	Form T-1 Statement of Eligibility of Trustee for Senior Indenture under the Trust Indenture Act of 1939.*
25.2	Form T-1 Statement of Eligibility of Trustee for Subordinated Indenture under the Trust Indenture Act of 1939.*

*	To be filed by amendment or as an exhibit to a report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and incorporated herein by reference.

**	Previously filed.

(1)	Incorporated by reference to Exhibit 3.1 to the Registrant’s quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2000.

(2)	Incorporated by reference to Exhibit 3.2 to the Registrant’s quarterly report on Form 10-Q for the fiscal quarter ended December 31, 2003.

II-1

Signatures

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fremont, State of California, on July 28, 2004.

AVANEX CORPORATION

By:	/s/ WALTER ALESSANDRINI

Walter Alessandrini President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ WALTER ALESSANDRINI Walter Alessandrini	Chairman of the Board of Directors, President, Chief Executive Officer and Director (Principal Executive Officer)	July 28, 2004

* Linda Reddick	Chief Financial Officer (Principal Financial and Accounting Officer)	July 28, 2004

* Todd Brooks	Director	July 28, 2004

* Vint Cerf	Director	July 28, 2004

* Syrus P. Madavi	Director	July 28, 2004

* Joseph Miller	Director	July 28, 2004

* Joel Smith	Director	July 28, 2004

* Susan Wang	Director	July 28, 2004

* By:	/s/ W. BRIAN KINARD W. Brian Kinard Attorney-in-Fact

II-2

Exhibit Index

Exhibit
Number	Exhibit Title
1.1	Form of Underwriting Agreement.*
3.1	Amended and Restated Certificate of Incorporation. (1)
3.2	Amended and Restated Bylaws. (2)
4.1	Form of Senior Indenture.**
4.2	Form of Subordinated Indenture.**
4.3	Form of Senior Debt Security (included in Exhibit 4.1).**
4.4	Form of Subordinated Debt Security (included in Exhibit 4.2).**
4.5	Form of Certificate of Designation.*
4.6	Form of Preferred Stock Certificate.*
4.7	Form of Deposit Agreement.*
4.8	Form of Depositary Receipt (included in Exhibit 4.7).*
4.9	Form of Warrant Agreement.*
4.10	Form of Warrant Certificate.*
5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.
12.1	Computation of Ratio of Earnings to Fixed Charges.**
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.**
23.2	Consent of Deloitte Touche Tohmatsu, independent auditors.**
23.3	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.**
23.4	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.1).
24.1	Power of Attorney of certain directors and officers of Avanex Corporation.**
25.1	Form T-1 Statement of Eligibility of Trustee for Senior Indenture under the Trust Indenture Act of 1939.*
25.2	Form T-1 Statement of Eligibility of Trustee for Subordinated Indenture under the Trust Indenture Act of 1939.*

*	To be filed by amendment or as an exhibit to a report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and incorporated herein by reference.

**	Previously filed.

(1)	Incorporated by reference to Exhibit 3.1 to the Registrant’s quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2000.

(2)	Incorporated by reference to Exhibit 3.2 to the Registrant’s quarterly report on Form 10-Q for the fiscal quarter ended December 31, 2003.